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                          n/i family of mutual funds
                                      of
                              The RBB Fund, Inc.

                 Supplement dated June 13, 1997 to Prospectus
                            dated December 16, 1996

     In the event that the net assets of the n/i Micro Cap Fund or the n/i Growth Fund increase to an amount that exceeds $100,000,000, or the net assets of the n/i Growth & Value Fund increase to an amount that exceeds $200,000,000, the sale of additional shares of such Fund would be restricted after that date (a "Closed Fund"). Additional shares of a Closed Fund would be sold only to (i) persons who on that date were beneficial and record owners of shares of the Closed Fund or were beneficial owners of shares of the Closed Fund through accounts maintained by brokers by arrangement with The RBB Fund, Inc., (ii) existing and future clients of financial advisors and planners whose clients owned shares of the Closed Fund on that date, and (iii) employees of Numeric Investors L.P. and their spouses and children. Other persons who are shareholders of other n/i Funds would not be permitted to acquire shares of the Closed Fund by exchange. Distributions to all shareholders of the Closed Fund would continue to be reinvested unless a shareholder elected otherwise. The adviser reserves the right to further restrict sales of shares of a Closed Fund.